Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements
Note 16.	Fair Value Measurements

ASC Topic 820 Fair Value Measurements and Disclosures provides a framework for measuring fair value, expands disclosures about fair value measurements and establishes a fair value hierarchy which requires a company to prioritize the use of observable inputs and minimize the use of unobservable inputs in measuring fair value. The hierarchy is summarized as follows:

•	Level 1 – Fair value determined based on quoted prices in active markets for identical assets.

•	Level 2 – Fair value determined using significant other observable inputs.

•	Level 3 – Fair value determined using significant unobservable inputs.

The Company’s financial assets and liabilities are measured at fair value on a recurring basis and are as follows:

	Fair Value Measurements Using Significant Observable Inputs (Level 2)
	2011	2010

Interest rate swap contracts at December 31	$(15,603)	$(15,206)

The fair value measurements for the interest rate swap contracts are determined based on notional amounts, terms to maturity, and the LIBOR rates. The LIBOR rates vary depending on the term to maturity and the conditions set out in the underlying swap agreements.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	2011	2010

Equity swap contract at December 31	$1,088	$2,238

The fair value measurement for the equity swap contract is determined based on the notional amount, share price, the number of underlying shares and the three month LIBOR rate.

The following is a reconciliation of Level 3 (equity swaps) fair measurements:

	Year Ended December 31
	2011	2010
Balance, beginning of year	$2,238	$674
Total (losses) / gains for the year:
Included in earnings (or changes in net assets)	(3,477)	1,564
Purchases issues, sales, and settlements:
Purchases	—	—
Issues	—	—
Sales	—	—
Settlements	2,327	—

Balance, end of year	$1,088	$2,238

The fair value measurements for housing and land inventory were determined by comparing the carrying amount of an asset to its expected future cash flows. To arrive at the estimated fair value of land and housing inventory deemed to be impaired during the year ended December 31, 2011, the Company estimated the cash flow for the life of each project. Specifically, project by project, the Company evaluated the margins on homes that have been closed, margins on sales contracts which are in backlog, estimated margins with regard to future home sales over the life of the projects, as well as estimated margins with respect to future land sales. The Company evaluated and continues to evaluate projects where inventory is turning over more slowly than expected or whose average sales price and margins are declining and are expected to continue to decline. These projections take into account the specific business plans for each project and management’s best estimate of the most probable set of economic conditions anticipated to prevail in the market area. Such projections generally assume current home selling prices, with cost estimates and sales rates for short-term projects consistent with recent sales activity. For longer-term projects, planned sales rates for 2012 and 2013 generally assume recent sales activity and normalized sales rates beyond 2013. If the future undiscounted cash flows are less than the carrying amount, the asset is considered to be impaired and is then written down to fair value less estimated selling costs.

There are several factors that could lead to changes in the estimate of future cash flows for a given project. The most significant of these include the sales pricing levels actually realized by the project, the sales rate, and the costs incurred to construct the homes. The sales pricing levels are often inter-related with sales rates for a project, as a price reduction usually results in an increase in the sales rate. Further, pricing is heavily influenced by the competitive pressures facing a given community from both new homes and existing homes, including foreclosures.

The Company has reviewed all of its projects for impairment in accordance with the provisions of ASC Topic 360 Property, Plant and Equipment and ASC Topic 820 Fair Value Measurements and Disclosures. For the years ended December 31, 2011 and December 31, 2010, no impairment charge was recognized.

Receivables are measured at amortized cost. Carrying value approximates fair value due to the floating interest rates being charged or due to the short-term nature of the assets.

The Company’s financial liabilities, which include project specific and other financings, bank indebtedness, due to affiliates, notes payable and accounts payable and other liabilities, are measured at amortized cost.

The fair value of debt with fixed interest rates is determined by discounting contractual principal and interest payments at estimated current market interest rates determined with reference to current benchmark rates for a similar term and current credit spreads for debt with similar terms and risk. As at December 31, 2011, the fair value exceeded its book value of all outstanding debt by $55.9 million (December 31, 2010 – fair value of debt exceeded book value by $6.0 million). The lands to which these borrowings relate generally secure these principal amounts.

The carrying value of bank indebtedness approximates fair value due to its floating rate nature and the carrying value of accounts payable and other liabilities approximates fair value due to their short-term nature.